UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 2, 2020

NATIONAL HOLDINGS CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-12629 (Commission File Number)	36-4128138 (IRS Employer Identification No.)

200 Vesey Street, 25th Floor, New York, NY 10281

(Address of Principal Executive Offices)

(212) 417-8000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.02 par value per share	NHLD	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 2, 2020, the Board of Directors (the “Board”) of National Holdings Corporation (the “Company”) approved an amendment (the “Amendment”) to the Amended and Restated By-Laws, as amended (the “By-Laws”), of the Company to authorize the chairman of a meeting of stockholders to adjourn such meeting for any reason. The foregoing summary of the Amendment is qualified in its entirety by reference to the full text of the Amendment, a copy of which is attached as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the 2020 Annual Meeting of Stockholders (the “2020 Annual Meeting”) of the Company held on April 2, 2020, the Company’s stockholders voted on the following proposals:

1. Michael A. Mullen was reelected to the Board as a Class III director for a term expiring at the 2023 Annual Meeting of Stockholders. Jeff Gary was not reelected to the Board. In accordance with our By-Laws, Mr. Gary will continue to serve as a director until a successor is elected and has been qualified.

	For	Against	Abstain	Broker Non-Votes
Jeff Gary	1,765,452	6,407,461	55,177	0
Michael A. Mullen	8,044,858	160,031	23,201	0

Following the 2020 Annual Meeting, Robert B. Fagenson and Michael E. Singer, having terms expiring in 2021, and Barbara Creagh, Daniel Hume and Nassos Michas, having terms expiring in 2022, continued in office.

2. A non-binding, advisory proposal on the compensation of the Company’s named executive officers was not approved.

For:	1,424,176
Against:	6,461,460
Abstain:	342,454
Broker Non-Votes:	0

3. The appointment of EisnerAmper LLP as the independent registered public accounting firm for the Company for the fiscal year ended September 30, 2020 was ratified.

For:	8,220,614
Against:	1,398
Abstain:	6,078

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are furnished herewith:

Exhibit Number	Description

3.1	Amendment to the Amended and Restated By-Laws of National Holdings Corporation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 6, 2020	NATIONAL HOLDINGS CORPORATION (Registrant)

	By:	/s/ Michael A. Mullen
	Name:	Michael A. Mullen
	Title:	Chief Executive Officer